UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024 (July 15, 2024)

CERTIPLEX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Montana	333-274531	83-1632905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

663 Rancho Santa Fe Rd, Suite 628 San Marcos, CA 92078
(Address of Principal Executive Offices, and Zip Code)
(800) 456-6211
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 15, 2024 (the “Resignation Date”) Accell Audit & Compliance, P.A. resigned as the independent registered public accounting firm for Certiplex Corporation (the “Company”). On July 16, 2024, the Company engaged Astra Audit & Advisory LLC, Tampa, Florida, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Accell Audit & Compliance, P.A. to Astra Audit & Advisory LLC was approved unanimously by our board of directors.

The reports of Accell Audit & Compliance, P.A. on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and Accell Audit & Compliance, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Accell Audit & Compliance, P.A., would have caused Accell Audit & Compliance, P.A. to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Accell Audit & Compliance, P.A. with a copy of this Form 8-K and requested that Accell Audit & Compliance, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Accell Audit & Compliance, P.A.. agrees with the above statements. A copy of such letter, dated July 18, 2024, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Astra Audit & Advisory LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Astra Audit & Advisory LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Accell Audit & Compliance, P.A. dated July 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024	Certiplex Corporation

	By:	/s/ Varton Berian
	Name:	Varton Berian
	Title:	Chief Executive Officer